UNITED STATES
                        SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                                   FORM 8-K
                                Current Report

                      PURSUANT TO SECTION 13 OR 15(D) OF
                         THE SECURITIES ACT OF 1934.

          Date of Report (Date of Earliest even reported):
                              August 30, 2004

                    Commission file number 000-31735

                        NANOSIGNAL CORPORATION, INC.
          (Exact Name of Registrant as specified in its charter)



        Nevada                                          88-0231200
 (State or other jurisdiction of                      (IRS Employer
 incorporation or organization)                      Identification Number)

                            5440 W Sahara Ave, Suite 206
                       (Address of principal executive offices)

                              Las Vegas, NV  89146
                            (City, State and Zip Code)

                                    (702) 227-5111
                   Company's telephone number, including area code

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ITEM 8.01 Other Events

Nannosignal Corporation, Inc. has engaged Ronald J. Stauber, 1880 Century Park East, Suite 300, Los Angeles, California 90067, 310-556-0080 as special counsel to the company. Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

August 30, 2004                             NANOSIGNAL CORPORATION, INC.
                                            /s/ Scott A. Erwin
                                          ----------------------
                                            Scott A. Erwin, CEO